Exhibit 10.10

SEVENTH AMENDMENT
TO THE
MANAGEMENT AGREEMENT

This seventh amendment  (this “Amendment”) to that certain Management Agreement dated January 25, 2008 as amended by the Amendment to the Management Agreement, dated April 30, 2008, as further amended by the Second Amendment to the Management Agreement, dated May 30, 2008, as further amended by the Third Amendment to the Management Agreement, dated as of September 16, 2008, as further amended by the Fourth Amendment to the Management Agreement, dated as of October 23, 2006, as further amended by the Fifth Amendment to the Management Agreement, dated as of October 23, 2006, and as further amended by the Sixth Amendment to the Management Agreement, dated as of July, 8, 2009 (collectively, the “Agreement”) is made and entered into as of the 17th day of July, 2009, by and among AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation (the “Company”), AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “OP”, and together with the Company, the “Owner”), ARC WGSEATX001, LLC, a Delaware limited liability company (the “Walgreen’s Sealy Owner”) and AMERICAN REALTY CAPITAL PROPERTIES, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the OP was organized to acquire, own, operate, lease and manage real estate properties on behalf of the Company;

WHEREAS, the Walgreen’s Sealy Owner is a subsidiary of the OP and was organized to acquire, own, operate, lease and manage the real estate property, identified in Exhibit A hereto, on behalf of the OP (the “Walgreen’s Sealy Property”);

WHEREAS, the Company intends to continue to raise money from the sale of its common stock to be used, net of payment of certain offering costs and expenses, for investment in the acquisition or rehabilitation of income-producing real estate to be acquired and held by the Company, by the OP or by the Subsidiary Owners on behalf of the Company; and

WHEREAS, Owner and the Subsidiary Owners (defined below) wish to retain Manager to manage and coordinate the leasing of the real estate properties acquired by Owner and the Subsidiary Owners, and the Manager wishes to be so retained, all under the terms and conditions set forth in this Management Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.             Section 1.11 will be replaced in its entirety with the following:

“Properties means all real estate properties owned by Owner or the Subsidiary Owners, and all tracts as yet unspecified but to be acquired by Owner or the Subsidiary Owners containing income-producing Improvements or on which Owner or the Subsidiary Owners will rehabilitate income-producing Improvements, the Rockland Properties, the National City Property, the Pompano Property, the PNC Property, the FedEx Property and the Walgreen’s Sealy Property.  Properties shall be classified under four categories, residential, retail, industrial and office properties.”

2.             Section 1.13 will be added with the following:

“Subsidiary Owners” means, collectively, ARC ROCK17MA LLC, a Delaware limited liability company (the “Rockland Owner”), ARC WBPCFL0001, LLC,  a Delaware limited liability company (the “National City Owner”), ARC WBPBFL0001, LLC,  a Delaware limited liability company (the “Pompano Owner”), ARC PANJOH54 LLC, a Delaware limited liability company (the “PNC1 Owner”), ARC PA-QRS Trust, a Virginia business trust (the “PNC2 Owner”), ARC FEHOUTX 001 LLC, a Delaware limited liability company (the “FedEx Owner”) and the Walgreen’s Sealy Owner.

3.            With respect to the Walgreen’s Sealy Property alone, all references to Owner herein shall be deemed to include the Walgreen’s Sealy Owner.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN REALTY CAPITAL TRUST, INC.

By: /s/ William M. Kahane
Name:	William M. Kahane
Title:	President

AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P.

By:	American Realty Capital Trust, Inc.,
its General Partner

By: /s/ William M. Kahane
Name:	William M. Kahane
Title:	President

AMERICAN REALTY CAPITAL PROPERTIES, LLC

By: /s/ William M. Kahane
Name:	William M. Kahane
Title:	President

ARC WGSEATX001 LLC
a Delaware limited liability company

By: /s/ William M. Kahane
Name:	William M. Kahane
Title:	President

EXHIBIT A

List of Properties

PropertyNo.	Address	City	State	Owner
1.	1808 Meyer Street	Sealy	Texas	ARC WGSEATX001, LLC